Exhibit 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated this 12th day of April, 2017, is made and entered into on the terms and conditions hereinafter set forth, by and among ASTEC INDUSTRIES, INC., a Tennessee corporation (the "Borrower"), ASTEC, INC., a Tennessee corporation ("AI"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMS"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("BTI"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("CPP"), GEFCO, INC., a Tennessee corporation ("GI"), HEATEC, INC., a Tennessee corporation ("HI"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("JCI"), KOLBERG-PIONEER, INC., a Tennessee corporation ("KPI"), PETERSON PACIFIC CORP., an Oregon corporation ("PPC"), POWER FLAME INCORPORATED, a Tennessee corporation ("PFI"), ROADTEC, INC., a Tennessee corporation ("RI"), TELSMITH, INC., a Delaware corporation ("TI"; together with AI, AMS, BTI, CEI, CPP, GI, HI, JCI, KPI, PPC, PFI, and RI, each a "Guarantor" and individually and collectively, the "Guarantors"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors and the Bank are party to that certain Amended and Restated Credit Agreement dated as of April 12, 2012 (as heretofore and hereafter may have been further amended, restated or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement), pursuant to which the Bank has previously made available to the Borrower a line of credit loan of up to One Hundred Million and 00/100 Dollars ($100,000,000.00), including a sub-limit for letters of credit of up to Twenty-Five Million and 00/100 Dollars ($25,000,000.00); and

WHEREAS, in connection with this Amendment, the Guarantors, including PFI will execute and deliver a Second Amended and Restated Guaranty;

WHEREAS, the Borrower, the Guarantors and the Bank desire to amend the Credit Agreement in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank hereby agree as follows:

1. Amendment to Loan Agreement and Loan Documents.  The Borrower Parties hereby represent and warrant that as of the date hereof, American Augers, Inc., a Delaware corporation ("AAI"), AI Development Group, Inc., a South Dakota corporation ("AID"), AI Enterprises, Inc., a South Dakota corporation ("AIE"), Astec Underground, Inc., a Tennessee corporation ("AUI"), and RI Properties, Inc., a South Dakota corporation ("RIP") either have no assets and no operations or have been merged with and into the Borrower or a Guarantor.  The Credit Agreement and each of the Loan Documents, are hereby amended in all respects necessary to reflect that "Guarantor" (by whatever terminology is used to make reference thereto) shall mean and refer to AI, AMS, BTI, CEI, CPP, GI, HI, JCI, KPI, PPC, PFI, and RI.

2. Definitions.

(a) Article 1 of the Credit Agreement, Definitions, is hereby amended to delete the following existing definitions and insert the following therefor:

"Default Rate" means a variable per annum rate equal to the lesser of (1) two percent (2%) in excess of the interest rate otherwise payable hereunder, or (2) the maximum rate allowed by applicable Laws.
"Guarantors" means AI, AMS, BTI, CEI, CPP, GI, HI, JCL KPI, PPC, PFI, RI, and TI (viz., the members of the Borrower Consolidated Group other than Borrower, Brazilian LLC, BTL, OEP, AIC, AMM, AAP and TSL).
"Guaranty" means that certain Second Amended and Restated Guaranty dated as of April ___, 2017 together with any other guaranty agreement executed by any Guarantor in favor of Bank, as may be amended, restated or otherwise modified from time to time.
"Letter of Credit Commitment" means the lesser of (i) Thirty Million and 00/100 Dollars ($30,000,000.00) or (ii) the Unused Line of Credit Amount.
"Line of Credit Loan Maturity Date" means April ___, 2022.
"Material Adverse Change" means, with respect to any event, act, condition or occurrence of whatever nature (including events, acts, conditions or occurrences affecting the road construction equipment manufacturing industry generally and any changes in general economic or financial conditions or markets), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of Borrower and the other Members of the Borrower Consolidated Group taken as a whole (either on a current or forecast economic or financial accounting basis), (b) the rights and remedies of Bank under the Loan Documents, or the ability of Borrower and the Members of the Borrower Consolidated Group, taken as a whole, to perform the obligations under the Loan Documents, taken as a whole, to which they are a party, or (c) the legality, validity or enforceability of any Loan Document.
"Permitted Acquisition" means any Acquisition (i) with an Acquisition amount of $100,000,000.00 or more if approved by Bank, and (ii) with an Acquisition amount of less than $100,000,000.00 if:
(A)	The business acquired is a Permitted Line of Business;
(B)	Any securities given as consideration therewith are securities of Borrower;
(C)	Immediately after the Acquisition, the business so acquired (and the assets constituting such business) shall be owned and operated by Borrower or another Member of the Borrower Consolidated Group;
(D)	No Default shall have occurred and be continuing at the time of the consummation of such Acquisition or would exist immediately after such Acquisition;
(E)
With respect to any Acquisition with an acquisition amount of $10,000,000.00 or more, Borrower shall have delivered to Bank a pro-forma compliance certificate demonstrating that, on a pro-forma basis, after giving effect to the Acquisition, such Acquisition would not give rise to a Financial Covenant Default as of the consummation of the Acquisition, or a Financial Covenant Default during the one-year period following the consummation of such Acquisition; and

(F)	Any other Acquisition that may be approved in writing by Bank from time to time.
"Unused Fee" means the fee payable by Borrower to Bank in arrears on each Quarter-End, as determined by Bank as of such Quarter-End in an amount equal to (A) the product of (i) 0.125%, multiplied by (ii) the daily average of the Unused Line of Credit Loan Amount during such Quarter, divided by (B) four (4).
(b) Article 1 of the Credit Agreement is hereby further amended to amend the definition of "LIBOR" and insert the following immediately after the period at the end of the definition:

Notwithstanding the foregoing, in no event shall LIBOR be less than 0.00%.
(c) Article 1 of the Credit Agreement is hereby further amended to amend the definition of "Obligations" and insert the following immediately after the period at the end of the definition:

Notwithstanding the foregoing or any other provision of this Agreement or any other Loan Document to the contrary, with respect to any Guarantor that is a Subsidiary of the Borrower, the Obligations do not include any Excluded Swap Obligations of such Subsidiary.
(d) Article 1 of the Credit Agreement is hereby further amended by deleting clause (H) of the definition of "Permitted Indebtedness" and inserting the following clause (H) therefor:

(H) Capital leases and purchase money Indebtedness in an aggregate amount not to exceed $20,000,000.00 at any one time outstanding;
(e) Article 1 of the Credit Agreement is hereby further amended by deleting clause (G) of the definition of "Permitted Investment" and inserting the following clause (G) therefor:

(G) (i) Investments in Domestic Subsidiaries and (ii) Investments in Foreign Subsidiaries after the First Amendment Date for purposes of this clause (ii) in an amount not to exceed $50,000,000.00;
(f) Article 1 of the Credit Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. §1 et seq.), and any successor statute.
"Designated Jurisdiction" means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
"Excluded Swap Obligation" means, with respect to any Guarantor that is a Subsidiary of the Borrower or another Borrower Party, any Wells Fargo Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Subsidiary of, or the grant by such Subsidiary of a security interest to secure, such Wells Fargo Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Subsidiary or the grant of such security interest becomes effective with respect to such Wells Fargo Swap Obligation.  If a Wells Fargo Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Wells Fargo Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.
"First Amendment Date" means April ___, 2017.
"OFAC" means the Office of Foreign Assets Control of the United States Department of the Treasury.
"PFI" means Power Flame Incorporated, a Tennessee corporation.
"Sanction(s)" means any sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, Her Majesty's Treasury ("HMT") or other relevant sanctions authority.
"TSL" means Telestack, Ltd., a company organized under the laws of the United Kingdom.
3. Payments, Additional Costs, Etc.  Article IV of the Credit Agreement, Payments, Additional Costs, Etc., is hereby amended by deleting the existing Section 4.2 and inserting the following therefor:

4.2. Late Payments. If any scheduled payment, whether principal, interest or principal and interest, is late, Borrower agrees to pay a late charge equal to the Default Rate for the amount of the payment which is late, but not more than the maximum amount allowed by applicable Laws. The foregoing provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Bank may have under this Agreement, including, subject to the terms hereof, the right to declare the entire unpaid principal and interest immediately due and payable.

4. Representations and Warranties.  Article VI of the Credit Agreement, Representations and Warranties, is hereby amended by inserting the following Section 6.22 immediately following Section 6.21:

6.22. OFAC.  No Member of the Borrower Consolidated Group, or, to the knowledge of any Member of such Borrower Consolidated Group, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any Person that is (i) currently the subject or target of any Sanctions , (ii) included on OFAC's List of Specially Designated Nationals, HMT's Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

5. Covenants.

(a) Article VII of the Credit Agreement, Covenants, is hereby amended by inserting the following Section 7.1 (N) immediately following Section 7.1(M):

(N) If a Subsidiary is a U.S. Subsidiary (whether now existing or hereafter acquired or formed) and becomes a Material Member of the Borrower Consolidated Group, such Subsidiary shall execute and deliver a Guaranty or an amendment to the Guaranty, and such other documents and instruments as Bank may require evidencing that such Subsidiary shall become a Guarantor for all purposes of the Loan Documents (in each case, within 30 days of any creation, acquisition or qualification as a Material Member of the Borrower Consolidated Group).
(b) Article VII of the Credit Agreement, Covenants, is hereby further amended by deleting the existing Section 7.2(E) and inserting the following therefor:

(E) create or acquire any Subsidiary in connection with an Acquisition or otherwise, unless, if such Subsidiary is a U.S. Subsidiary, and after such creation or acquisition, such Subsidiary would be considered a Material Member of the Borrower Consolidated Group, such Subsidiary shall have executed and delivered a Guaranty or an amendment to the Guaranty, and such other documents and instruments as Bank may require evidencing that such Subsidiary shall have become a Guarantor for all purposes of the Loan Documents (in each case, within 30 days of any such creation or acquisition).
(c) Article VII of the Credit Agreement, Covenants, is hereby further amended by inserting the following Section 7.2(O) immediately following Section 7.2(N):

(O) Use the proceeds of any Line of Credit Advance, or lend, contribute or otherwise make available such proceeds to any Member of the Borrower Consolidated Group or its Subsidiaries, joint venture partner or other Person, (a) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (b) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Line of Credit Loan, whether as underwriter, advisor, investor or otherwise).
(b) Article VII of the Credit Agreement, Covenants, is hereby further amended by deleting the existing Section 7.3(C) and inserting the following therefor:

(C) Intentionally Omitted.
6. Default.  Article VIII of the Credit Agreement, Default, is hereby amended by deleting the existing Section 8.1(D) and inserting the following therefor:

(D) There shall occur any default or event of default (after the expiration of any applicable grace and cure period) under any agreement of any Member of the Borrower Consolidated Group with any Person and relating to the borrowing of money in excess of $25,000,000.00.
7. Miscellaneous.  Article IX of the Credit Agreement, Miscellaneous, is hereby amended by deleting the existing Section 9.14 and inserting the following therefor:

9.14 Participation.  Notwithstanding any other provision of this Agreement, each Borrower Party understands and agrees that Bank may, without the consent of any Borrower Party, enter into participation agreements with Participants whereby Bank will allocate certain percentages of its commitment to them, so long as Bank retains at least a majority of the rights and obligations under the Loan Documents, Upon the occurrence of an Event of Default, Borrower hereby grants to each such Participant, the right to set off deposit accounts maintained by Borrower with such Participant in accordance with this Agreement.  Each Borrower Party understands and agrees that Bank may assign to one or more assignees all or a portion of its rights and obligations hereunder (including all or a portion of its Line of Credit and the Line of Credit Loan Advances at the time owing to it) with the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed), provided, however, (i) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Bank within five (5) Business Days after having received notice thereof, (ii) no consent of the Borrower shall be required for an assignment to an Affiliate of Bank, and (iii) no consent of the Borrower shall be required if an Event of Default has occurred and is continuing.  Each Member of the Borrower Consolidated Group authorizes Bank to disclose financial and other information regarding such Person to Participants, assignees, potential Participants and potential assignees.
8. Notices.  Article X of the Credit Agreement, Notices, is hereby amended by deleting the existing clause (B) of Section 10.1 and substituting the following therefor:

(B) If to Bank:

Wells Fargo Bank, National Association
Commercial Banking Group
3100 West End Avenue, Suite 900
Nashville, Tennessee 37203
Attention:  Marsha Moffitt

with a copy to:
Felix R. Dowsley, III, Esq.
Bass, Berry & Sims PLC
150 Third Avenue South, Suite 2800
Nashville, Tennessee 37201

9. Exhibit A.  Exhibit A to the Credit Agreement, Form of Compliance Certificate, is hereby modified and amended to delete the existing Exhibit A and insert the Exhibit A attached hereto.

10. Schedule 6.4.  Notwithstanding anything to the contrary contained in the Credit Agreement, Schedule 6.4 attached hereto is a complete and accurate list of all of the Material Contracts as of the date hereof.

11. Effectiveness.  This Amendment shall be effective only upon the satisfaction of the following conditions:

(a)	The Borrower Parties and the Bank shall have executed and delivered a counterpart of this Amendment;

(b)	The Borrower Parties and the Bank shall have executed and delivered a counterpart of the Guaranty;

(c)
PFI shall have executed and delivered a certificate of an officer or other representative acceptable to Bank dated as of the date of this Amendment, certifying as to the incumbency and signatures of the representatives of such Person signing, the Loan Documents together with the following documents attached thereto:  (i) a copy of the resolutions of PFI's Governing Body authorizing the execution, delivery and performance of the Loan Documents, (ii) a copy certificate as of the most recent date practicable by the secretary of state (or similar Governmental Authority) of the state of Tennessee, of PFI's Organizational Documents filed with such secretary of state (or similar Governmental Authority), (iii) a copy of PFI's other Organizational Documents; and (iv) a certificate of the most recent date practicable of the secretary of state (or similar appropriate Governmental Authority) of each Jurisdiction in which PFI is organized as to the existence and good standing of PFI within such Jurisdiction;

(d)
A certificate, as of the most recent date practicable, of the secretary of state (or similar appropriate Governmental Authority) of each Jurisdiction where each Borrower Party is organized as to the existence and good standing of each such Borrower Power within such Jurisdiction;

(e)
Each of the representations and warranties of the Members of the Borrower Consolidated Group contained in Sections 10, 12 and 13 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section 11 shall have been satisfied; and

(f)	The Bank shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

12. Organization, Good Standing, Requisite Power and Authorization, Enforceability.

(a)
Each Borrower Party is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization.  Each Borrower Party has all requisite power, authority and legal right to execute and deliver this Amendment and all other instruments and documents to be executed and delivered by such Borrower Party pursuant to this Amendment and to perform and observe the provisions thereof and to carry out the transactions contemplated thereby.  All actions on the part of any Member of the Borrower Consolidated Group that are required for the execution and delivery of this Amendment and the other Loan Documents and the performance and observance of the provisions thereof by such Member have been duly authorized and effectively taken.

(b)
This Amendment will constitute, upon execution and delivery thereof, shall constitute, legal, valid and binding obligations of the Borrower Parties, enforceable against such Borrower Party in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

13. Representations and Warranties.  As an inducement to the Bank to enter into this Amendment, each Member of the Borrower Consolidated Group hereby represents and warrants that after giving effect to this Amendment (provided that it is understood that (i) with respect to Brazilian LLC, BTL, OEP, TSL, AMM and AAP, such representations and warranties are being made on their behalf by the Borrower, and (ii) each such Person is making its representations only on its own behalf, and only to the extent of its knowledge with respect to any other Member of the Borrower Consolidated Group):

(a)
the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment except for representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date;

(b)	no Default or Event of Default exists under the Credit Agreement, any of the other Loan Documents or any other documents executed in connection therewith; and

(c)
no authorization, consent, license, or exemption from, or filing or registration with, any Governmental Authority, nor any material approval or consent of any other Person, is or will be necessary to the valid execution, delivery, or material performance by the parties thereto of this Amendment or of any other instrument or document executed and delivered in connection therewith, except for such thereof that have heretofore been obtained and remain in full force and effect.

14. Reaffirmation; Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

(a)
Each Borrower Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents as amended hereby, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Borrower Party's obligations under the Loan Documents.

(b)
Neither this Amendment nor any other indulgences that may have been granted to any Member of the Borrower Consolidated Group by the Bank shall constitute a course of dealing or otherwise obligate the Bank to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(c)
Neither this Amendment, nor the failure to exercise or any delay in the exercise of any right or remedy of the Bank under the Loan Documents shall constitute a waiver of any of the rights or remedies of the Bank arising under the Credit Agreement, any other Loan Document or otherwise, and no single or partial exercise of any such rights or remedies shall preclude any other or further exercise of any rights or remedies of the Bank under the Loan Documents or the exercise of any other right.

(d)
Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(e)	Any noncompliance by any Member of the Borrower Consolidated Group with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

(f)
Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby.  Without limiting the generality of the foregoing, the Collateral secures and shall continue to secure the payment of all obligations with respect to the Loan Documents, in each case taking into account the modifications of the Credit Agreement effected hereby.

15. Release and Waiver.  The Borrower on behalf of itself and Brazilian LLC, BTL, OEP, TSL, AMM and AAP and each other Borrower Party hereby acknowledge and stipulate that it has no claims or causes of action of any kind whatsoever against the Bank, its affiliates, officers, directors, employees or agents.  Each Borrower Party represents that it is entering this Amendment freely, and with the advice of counsel as to its legal alternatives.  The Borrower on behalf of itself and Brazilian LLC, BTL, OEP, TSL, AMM and AAP and each other Borrower Party hereby release the Bank, its affiliates, officers, directors, employees and agents, from any and all claims, causes of action, demands and liabilities of any kind whatsoever whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, which such Member of the Borrower Consolidated Group has or may acquire in the future relating in any way to any event, circumstance, action or failure to act to the date of this Amendment, excluding, however, claims or causes of actions resulting solely from the Bank's own gross negligence or willful misconduct.  The release by the Borrower Parties herein, together with the other terms and provisions of this Amendment, are executed by the Borrower Parties advisedly and without coercion or duress from the Bank, each Borrower Party having determined that the execution of this Amendment, and all of its terms, conditions and provisions are in such Borrower Party's economic best interest.

16. Further Actions.  Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

17. Counterparts.  This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes.  One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties.  Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement.  Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

18. Miscellaneous.

(a) Except as amended hereby, the Credit Agreement shall remain in full force and effect.  This Amendment does not constitute a waiver of any Event of Default, whether or not the Bank is aware of any such Event of Default.

(b) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(c) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(d) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified.  The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

(e) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(f) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

[Remainder of page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER PARTIES:	ASTEC INDUSTRIES, INC., a Tennessee corporation

By:/s/David C. Silvious
Name:David C. Silvious
Title:VP, CFO

ASTEC, INC.,
 a Tennessee corporation

By:/s/David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

ASTEC MOBILE SCREENS, INC.,
 a Nevada corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

BREAKER TECHNOLOGY, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

CEI ENTERPRISES, INC.,
 a Tennessee corporation

By:/s/David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

CARLSON PAVING PRODUCTS, INC.,
 a Washington corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

GEFCO, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secrretary/Treasurer

HEATEC, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC.,
 a Tennessee corporation

By:/s/David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

KOLBERG-PIONEER, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

PETERSON PACIFIC CORP.,
 an Oregon corporation

By:/s/ David C. Silvious
Name:David c. Silvious
Title:Asst. Secretary/Treasurer

POWER FLAME INCORPORATED.,
 a Tennessee corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

ROADTEC, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

TELSMITH, INC.,
 a Delaware corporation

By:/s/ David C. Silvious
Name:David C. Silvious
Title:Asst. Secretary/Treasurer

[Bank signature page continues on following page]

BANK: WELLS FARGO BANK, NATIONAL
ASSOCIATION,
a national banking association

By:
Name:
Title:

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

To: Wells Fargo Bank, National Association
Commercial Banking Group
3100 West End Avenue, Suite 900
Nashville, Tennessee 37203

Pursuant to that certain Amended and Restated Credit Agreement, dated as of April 12, 2012 (as amended from time to time, the "Credit Agreement", capitalized terms used herein as therein defined), among Astec Industries, Inc., a Tennessee corporation (the "Borrower"), Astec, Inc., a Tennessee corporation ("AI"), Astec Mobile Screens, Inc., a Nevada corporation ("AMS"), Breaker Technology, Inc., a Tennessee corporation ("BTI"), CEI Enterprises, Inc., a Tennessee corporation ("CEI"), Carlson Paving Products, Inc., a Washington corporation ("CPP"), GEFCO, Inc., a Tennessee corporation ("GI"), Heatec, Inc., a Tennessee corporation ("HI"), Johnson Crushers International, Inc., a Tennessee corporation ("JCI"), Kolberg-Pioneer, Inc., a Tennessee corporation ("KPI"), Peterson Pacific Corp., an Oregon corporation ("PPC"), Power Flame Incorporation, a Tennessee corporation ("PFI"), Roadtec, Inc., a Tennessee corporation ("RI"), Telsmith, Inc., a Delaware corporation ("TI"; together with AI, AMS, BTI, CEI, CPP, GI, HI, JCI, KPI, PPC, PFI, and RI, each a "Guarantor" and individually and collectively, the "Guarantors"), and Wells Fargo Bank, National Association, a national banking association (the "Bank"), the undersigned submits this Compliance Certificate and certifies that the covenants and financial tests described in the Credit Agreement are as follows:

I.	Financial Statements and Reports	Compliance (Please Indicate)
A.	Annual CPA audited, consolidated Fiscal Year-End financial statements of Borrower Consolidated Group within 120 days after each Fiscal Year-End	Yes No
B.	Annual management-prepared consolidating Fiscal Year-End financial statements of each Member of the Borrower Consolidated Group within 120 days after each Fiscal Year-End	Yes No
C.	Quarterly management-prepared consolidating financial statements of Borrower Consolidated Group within 45 days after each Quarter-End	Yes No

II.	Tangible Net Worth	Compliance (Please Indicate)
	Minimum of $400,000,000 required Actual Tangible Net Worth for this reporting period equals $_______________	Yes No

III.	Net Income	Compliance (Please Indicate)
	Amount greater than $0.00 required Actual Net Income for this reporting period equals $_______________	Yes No

A. The undersigned represents and warrants to the Bank that the undersigned has individually reviewed the provisions of the Credit Agreement and that a review of the activities of the Borrower during the period covered by this Compliance Certificate has been made by or under the supervision of the undersigned with a view to determining whether the Borrower has kept, observed, performed and fulfilled all of its obligations under the Credit Agreement.

B. The Borrower has observed and performed each and every undertaking contained in the Credit Agreement, and no Default or Event of Default has occurred and is continuing.

C. That all information set forth in this Compliance Certificate is true, complete, and accurate.

Executed this _______ day of _____________________, 20____.

ASTEC INDUSTRIES, INC.,
 for itself and as Agent for the other Members of the Borrower Consolidated Group

By:
Name:
Title:

SCHEDULE 6.4

MATERIAL CONTRACTS

Federal Acquisition Regulation Contract Number W56HZV-11-D-0112, dated as of September 26, 2011 and amended as of November 18, 2011, January 6, 2012 and April 2, 2012, by and between Astec Industries, Inc. and U.S. Army Contracting Command.

SECOND AMENDED AND RESTATED GUARANTY

THIS SECOND AMENDED AND RESTATED GUARANTY (this "Agreement") is made as of April 12, 2017, by ASTEC, INC., a Tennessee corporation ("AI"), ASTEC MOBILE SCREENS, INC., a Nevada corporation, BREAKER TECHNOLOGY, INC., a Tennessee corporation, CEI ENTERPRISES, INC., a Tennessee corporation, CARLSON PAVING PRODUCTS, INC., a Washington corporation, GEFCO, INC., a Tennessee corporation, HEATEC, INC., a Tennessee corporation, JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation, KOLBERG-PIONEER, INC., a Tennessee corporation, PETERSON PACIFIC CORP., an Oregon corporation, POWER FLAME INCORPORATED, a Tennessee corporation, ROADTEC, INC., a Tennessee corporation, and TELSMITH, INC., a Delaware corporation (collectively, the "Guarantors" and each singularly, a "Guarantor").  As used in this Agreement, except as otherwise defined herein or unless the context may clearly require to the contrary, all capitalized words and phrases shall have the meaning attributed to them in that certain Amended and Restated Credit Agreement dated as of April 12, 2012 among Astec Industries, Inc. (the "Borrower"), Guarantors and Wells Fargo Bank, National Association, a national banking association (successor by merger to Wachovia Bank, National Association) (the "Bank"), as amended by that certain First Amendment to Amended and Restated Credit Agreement of even date herewith (as the same may be further amended or modified from time to time, the "Credit Agreement").

In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantors agree, covenant and represent as follows:

1.

(a) Guarantors hereby jointly and severally, absolutely and unconditionally, guarantee to Bank Parties the due, regular and punctual payment and prompt performance of the Obligations, including payment of all Default Costs.

(b) This Guaranty is an unconditional guaranty, and Guarantors agree that, upon the occurrence of an Event of Default, no Bank Party shall be required to assert any claim or cause of action against any Borrower Party or any other Person before asserting any claim or cause of action against any Guarantor under this Agreement.  Furthermore, Guarantors agree that Bank Parties shall not be required to pursue or foreclose on any collateral that they may receive from any Borrower Party or others as security for any Obligations before making a claim or asserting a cause of action against any Guarantor under this Agreement.

(c) The failure of any Bank Party to perfect any portion of its security interest in collateral now or hereafter securing all or any part of the Obligations, shall not release any Guarantor from such Guarantor's liabilities and obligations hereunder.

(d) To the extent permitted by law:  notice of acceptance of this Agreement and of any default by any Borrower Party is hereby waived by Guarantors; presentment, protest, demand, and notice of protest and demand of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by any Bank Party from any Borrower Party are hereby waived; and all settlements, compromises, compositions, accounts stated, and agreed balances in good faith between any primary or secondary obligors on any accounts received as collateral shall be binding upon Guarantors.

(e) This Agreement shall not be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting any Borrower Party or any other Person, or any of the assets belonging to one or more of them, nor shall this Agreement be affected, modified or impaired by the invalidity of any Note, the Credit Agreement, any of the other Loan Documents, any Wells Fargo Swap Document or any other document executed by any Borrower Party in connection with any Loan.

(f) Without notice to any Guarantor, without the consent of any Guarantor, and without affecting or limiting any Guarantor's liability hereunder, Bank Parties may:

(i)	grant any Borrower Party extensions of time for payment of the Obligations or any party thereof;

(ii)	renew any of the Obligations;

(iii)	grant any Borrower Party extensions of time for performance of agreements or other indulgences;

(iv)	at any time release any or all of the collateral held by any Bank Party as security for the Obligations;

(v)	at any time release any other guarantor from such guarantor's guarantee of any of the Obligations;

(vi)
compromise, settle, release, or terminate any or all of the obligations, covenants, or agreement of any Borrower Party under any Note, the Credit Agreement, any one or more of the other Loan Documents, or any Wells Fargo Swap Document; and

(vii)
with the written consent of Borrower, modify or amend any obligation, covenant or agreement of Borrower set forth in any Note, the Credit Agreement, the other Loan Documents, or any Wells Fargo Swap Document.

(g) This Agreement may not be terminated by any Guarantor until such time as all Obligations, including any renewals or extensions thereof, have been paid and performed in full and such payments and performance of the Obligations have become final and are not subject to being refunded as a preference or fraudulent transfer under Bankruptcy Law or other applicable Law.

2. Each Guarantor represents and warrants to Bank Parties and covenants that such Guarantor has full power and unrestricted right to enter into this Agreement, to incur the obligations provided for herein, and to execute and deliver the same, and that when executed and delivered, this Agreement will constitute a valid and legally binding obligation of such Guarantor, enforceable in accordance with its terms (except as may be limited by applicable Bankruptcy Laws and other Laws affecting the enforceability of creditors' rights generally and principles of equity).  Each Guarantor acknowledges that Bank Parties are relying upon such Guarantor's covenants herein in extending credit to Borrower, and each Guarantor undertakes to perform such Guarantor's obligations hereunder promptly and in good faith.

3. Each Guarantor covenants and agrees that so long as the Obligations are outstanding, such Guarantor will from time to time upon request, furnish to Bank Parties such information regarding the business affairs, finances, and conditions of such Guarantor and such Guarantor's properties as may be required of such Guarantor under the Credit Agreement.

4. Each Guarantor hereby subordinates to the Obligations any right to indemnification and subrogation or other rights of reimbursement that such Guarantor might have against Borrower or Borrower's estate.

5. Upon the occurrence of an Event of Default, if any Borrower Party is or shall hereafter be indebted to Bank for any obligations, liability or indebtedness other than the Obligations, and Bank should collect or receive any payments, funds or distributions which are not specifically required, by law or agreement, to be applied to the Obligations, Bank may, in its sole discretion, apply such payments, funds or distributions to indebtedness of any Borrower Party other than the Obligations.

6. This Agreement shall be binding upon, and inure to the benefit of, Guarantors, Bank Parties and their respective legal representatives, heirs, successors and assigns.

7. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed according to the laws of, the State of Tennessee.  Each Guarantor and Bank consent that any legal action or proceeding arising hereunder shall be brought in the State and Federal courts in Tennessee, and assent and submit to the personal jurisdiction of any such courts in any such action or proceeding

8. GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR THERETO OR CONTEMPLATED HEREBY OR THEREBY OR THE EXERCISE OF ANY RIGHTS AND REMEDIES HEREUNDER OR THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  GUARANTORS AGREE THAT ANY BANK PARTY MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF GUARANTORS WITH BANK IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provisions and the invalidity of such provisions shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.

10. Any notice or payment required hereunder or by reason of the application of any law shall be given and deemed delivered as provided in the Credit Agreement.

11. The failure at any time or times hereafter to require strict performance by Guarantors of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by any Guarantor and delivered to any Bank Party relating to the Obligations shall not waive, affect or diminish any right of any Bank Party hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents and instruments, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto and whether of the same or a different type.  None of the warranties, conditions, provisions and terms contained in this Agreement or in any agreement, document or instrument now or hereafter executed by any Guarantor and delivered to Bank relating to the Obligations shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, but only by an instrument in writing, signed by an officer of Bank, and directed to Guarantors specifying such waiver.

12. The obligations of Guarantors under this Agreement will continue to be effective or be reinstated, as the case might be, if at any time any payment from any Borrower Party of any sum due to any Bank Party is rescinded or must otherwise be restored or returned by any Bank Party on the insolvency, Bankruptcy, dissolution, liquidation or reorganization of any Borrower Party or as a result of the appointment of a custodian, conservator, receiver, trustee or other officer with similar powers with respect to any Borrower Party's or any part of any Borrower Party's property or otherwise.  If an event permitting the acceleration of the maturity of the Loans has occurred and is continuing and such acceleration is at such time prevented by reason of the pendency against any Borrower Party of a proceeding under any Bankruptcy Law, Guarantors agree that, for the purposes of this Agreement and the obligations of Guarantors under this Agreement, the maturity of the Loans will be deemed to have been accelerated with the same effect as if Bank had accelerated the same in accordance with the terms of the Credit Agreement, the Notes, any of the other Loan Documents or any other document executed in connection with the Loans, and Guarantors will immediately pay the unpaid balance of the Loans.

13. Guarantors will, on demand, reimburse Bank for all out-of-pocket expenses incurred by Bank in connection with the preparation, administration, amendment, modification or enforcement of this Agreement, and if at any time hereafter any Bank Party employs counsel to advise or provide other representation with respect to this Agreement or any other agreement, document or instrument heretofore, now or hereafter executed by any Guarantor and delivered to any Bank Party with respect to any Borrower Party or the Obligations, or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings or to take any other action in or with respect to any suit or proceeding relating to this Agreement or any other agreement, instrument or document heretofore, now or hereafter executed by any Guarantor and delivered to any Bank Party with respect to any Borrower Party or the Obligations, or to represent any Bank Party in any litigation with respect to the affairs of any Guarantor, or to enforce any rights of Bank Parties or obligations of any Guarantor or any other Person which may be obligated to any Bank Party by virtue of this Agreement or any other agreement, document or instrument heretofore, now or hereafter delivered to any Bank Party by or for the benefit of any Guarantor with respect to any Borrower Party or the Obligations, or to collect from any Guarantor any amounts owing hereunder, then in any such event, all of the Attorneys' Fees incurred by any Bank Party arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of Guarantors payable on demand.

14. Guarantors hereby waive any rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof as to any of the obligations created hereunder.

15. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both oral and written, among Guarantors and Bank with respect to the subject matter hereof.

* * * * *

IN WITNESS WHEREOF, this instrument has been duly executed by Guarantors as of the day and year first above written

ASTEC, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

ASTEC MOBILE SCREENS, INC.,
 a Nevada corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

BREAKER TECHNOLOGY, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

CEI ENTERPRISES, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

CARLSON PAVING PRODUCTS, INC.,
 a Washington corporation

By:
David C. Silvious, its Assistant Secretary and Treasurer

GEFCO, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

HEATEC, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

JOHNSON CRUSHERS INTERNATIONAL,
 INC., a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

KOLBERG-PIONEER, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

PETERSON PACIFIC, CORP.,
 an Oregon corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

POWER FLAME INCORPORATED,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

ROADTEC, INC.,
 a Tennessee corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

TELSMITH, INC.,
 a Delaware corporation

By:/s/ David C. Silvious
David C. Silvious, its Assistant Secretary and Treasurer

20706407.2